July 14, 2015 F I N A N C I A L R E S U L T S 2Q15

2Q15 Financial highlights

ROTCE[1]	CET1 ratio[2]	Overhead ratio[3]	Net payout ratio LTM[4]
14%	11.0%	59%	52%

- 2Q15 net income of $6.3B and EPS of $1.54
  - Revenue of $24.5B[3]
  - Adjusted expense of $14.2B[5] and adjusted overhead ratio of 58%[5]
- Fortress balance sheet
  - Balance sheet down by $123B YTD, driven by reduction in non-operating deposits
  - Core loans[6] up 12% YoY and 5% QoQ
  - Basel III Fully Phased-In CET1 capital of $169B[2], Advanced ratio of 11.0%[2] and Standardized ratio of 11.2%[2]
- Delivered strong capital return
  - ~$2.6B[7] of net capital returned to shareholders in 2Q15, including $1.0B of net repurchases[8]
  - Common dividend of $0.44 per share

Note: For details on notable items affecting 2Q15 results, see note 8 on slide 20
[1] See note 2 on slide 19
[2] Represents estimated common equity Tier 1 ("CET1") capital and ratio under the Basel III Fully Phased-In capital rules to which the Firm will be subject to as of January 1, 2019. See note 3 on slide 19
[3] See note 1 on slide 19
[4] Last twelve months ("LTM"). Net of employee issuances
[5] See note 4 on slide 19
[6] See note 1 on slide 20
[7] Net of employee issuance
[8] The repurchase amount is presented on a settlement-date basis

FINANCIAL RESULTS

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JPMORGAN CHASE & CO.

F I N A N C I A L R E S U L T S $ O/(U) 2Q15 1Q15 2Q14 Revenue (FTE)1 $24,531 ($289) ($806) Expense 14,500 (383) (931) Credit costs 935 (24) 243 Reported net income $6,290 $376 $310 Net income applicable to common stockholders $5,776 $324 $208 Reported EPS $1.54 $0.09 $0.08 ROE2 11% 11% 11% ROTCE2,3 14 14 14 Overhead ratio1,2 59 60 61 Memo: Adjusted expense 4 $14,209 $13 ($553) Memo: Adjusted overhead ratio 1,2,4 58% 57% 58% 2Q15 Financial results1 Note: Certain prior period amounts have been revised; see note 2 on slide 20 1 See note 1 on slide 19 2 Actual numbers for all periods, not over/(under) 3 See note 2 on slide 19 4 See note 4 on slide 19 $mm, excluding EPS 2Q15 ROE O/H ratio CCB 19% 56% CIB 14% 59% CB 14% 40% AM 19% 76% 2

Fortress balance sheet and returns[1]

$B, except where noted	2Q15	1Q15	2Q14
Basel III Advanced Fully Phased-In[2]			
CET1	$169	$167	$160
CET1 ratio	11.0%	10.6%	9.8%
Tier 1 capital	$194	$189	$179
Tier 1 capital ratio	12.6%	12.0%	10.9%
Total capital	$215	$210	$199
Total capital ratio	14.0%	13.4%	12.1%
Risk-weighted assets	$1,536	$1,573	$1,641
Firm SLR[3]	6.0%	5.7%	5.4%
Bank SLR[3]	6.1	6.0	5.6
HQLA[4]	$532	$614	$576
Total assets (EOP)	$2,450	$2,577	$2,520
Tangible common equity	$171	$169	$162
Tangible book value per share[5]	$46.13	$45.45	$43.08

2Q15 Basel III Standardized Fully Phased-In of 11.2%[2]

- Preferred stock issuance: $3.4B
- Firm is compliant with U.S. LCR[6] and Basel final NSFR[7]
- Firmwide total credit reserves of $14.5B; non-performing loan loss coverage ratio (ex. credit card) of 109%[8]

Note: Certain prior period amounts have been revised; see note 2 on slide 20
[1] See notes on non-GAAP financial measures on slide 19
[2] Estimated for 2Q15, 1Q15 and 2Q14. Represents the capital rules the Firm will be subject to as of January 1, 2019. See note 3 on slide 19
[3] Estimated for 2Q15 and 1Q15. See note 3 on slide 19. 2Q14 reflects the U.S. Final Leverage Ratio NPR issued on April 8, 2014
[4] High quality liquid assets ("HQLA") is the estimated amount of assets that qualify for inclusion in the U.S. liquidity coverage ratio ("LCR") for 2Q15 and 1Q15; and for 2Q14 represents amount that qualified under Basel III LCR
[5] See note 2 on slide 19
[6] Estimated for 2Q15
[7] Estimate as of 1Q15
[8] See note 5 on slide 19

FINANCIAL RESULTS
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JPMORGAN CHASE & CO.

Balance sheet and NII/NIM

Assets: Average and EOP ($B)



Average
($17)B
$2,511
$2,494
Δ
Cash[1] $439
Cash[1] $461
$22
Securities $351
Securities $324
($27)
Secured financing[2] $330
Secured financing[2] $313
($17)
Trading assets[3] $414
Trading assets[3] $400
($14)
Loans[4] $732
Loans[4] $760
$28
Other[5] $197
Other[5] $189
($8)
Goodwill $48
Goodwill $47
($1)
4Q14
2Q15
EOP
($123)B
$2,573
$2,450
Δ
Cash[1] $512
Cash[1] $423
($89)
Securities $348
Securities $318
($30)
Secured financing[2] $326
Secured financing[2] $311
($15)
Trading assets[3] $399
Trading assets[3] $378
($21)
Loans[4] $743
Loans[4] $777
$34
Other[5] $197
Other[5] $195
($2)
Goodwill $48
Goodwill $47
($1)
4Q14
2Q15

Deposits: Average and EOP ($B)



Average
$1,299
$1,299
Δ
Deposits ex. CCB $801
Deposits ex. CCB $770
($31)
CCB $498
CCB $529
$31
4Q14
2Q15
EOP
$1,363
$1,287
Δ
Deposits ex. CCB $861
Deposits ex. CCB $757
($104)B
CCB $503
CCB $531
+$28B
4Q14
2Q15

Balance sheet commentary (YTD)

- EOP balance sheet lower YTD by ~$123B
- EOP deposit balances down ~$76B, with mix shift into more stable deposits
  - CCB deposits up $28B
  - Decline of ~$104B in other LOB deposits – driven by more than $100B reduction in non-operating deposits
- Loans-to-deposits ratio of 61%, up 5% since year-end
- Firm remains LCR compliant – reduction in both HQLA and net outflows[6]

NII/NIM[7] commentary (QoQ)

- Firm NIM up 2 bps QoQ to 2.09%, primarily driven by lower cash balances and higher loan balances, largely offset by lower loan yields
- Firm NII flat QoQ

Note: Numbers may not sum due to rounding
[1] Includes cash and due from banks and deposits with banks
[2] Includes Fed funds sold and securities purchased under resale agreements and securities borrowed
[3] Includes firmwide debt, derivative and equity trading assets
[4] Net of allowance for loan losses, blue shading denotes Consumer loans
[5] Includes accrued interest and accounts receivable, premises and equipment, other intangible assets and other assets
[6] Estimated net outflows as per the U.S. LCR rules
[7] Managed basis

FINANCIAL RESULTS
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JPMORGAN CHASE & CO.

Consumer & Community Banking[1]

$mm			
		$ O/(U)	
	2Q15	1Q15	2Q14
Net interest income	$6,926	($42)	($124)
Noninterest revenue	4,089	353	(379)
Revenue	11,015	311	(503)
Expense	6,210	20	(246)
Net charge-offs	1,027	(27)	(181)
Change in allowance	(325)	(201)	31
Credit costs	702	(228)	(150)
Net income	$2,533	$314	$37

Key drivers/statistics ($B)[2]			
EOP Equity[3]	$51.0	$51.0	$51.0
ROE	19%	17%	19%
Overhead ratio	56	58	56
Average loans	$408.1	$398.1	$389.0
Average deposits	529.4	512.2	486.1
Client investment assets (EOP)	221.5	219.2	205.2
Number of branches	5,504	5,570	5,636
Active mobile customers (000's)	21,001	19,962	17,201
CCB households (mm)	57.8	57.4	57.2

[1] See note 1 on slide 19
[2] Actual numbers for all periods, not over/(under)
[3] 2015 includes $5.0B of capital held at the CCB level related to legacy mortgage servicing matters; 2014 includes $3.0B
[4] Based on FDIC 2014 Summary of Deposits survey per SNL Financial
[5] Based on disclosures by peers as of 1Q15
[6] Based on J.D. Power 2014 Mortgage Servicing Study
[7] Based on disclosures by peers and internal estimates as of 1Q15
[8] Based on Phoenix Credit Card Monitor for the period March 2014 to February 2015; based on card accounts and revolving balance dollars
[9] Based on Visa data as of 1Q15 for consumer and business credit card sales volume
[10] Based on Nilson data as of 2014 and internal estimates
[11] Based on the Internet Retailer's 2015 Leading Vendors to the Top 1000 report
[12] Includes employees and contractors

Leadership positions

Consumer & Business Banking

- #1 in deposit growth for the third consecutive year[4]
- #1 in customer satisfaction among the largest U.S. banks for the third consecutive year, according to ACSI
- Largest and fastest growing active mobile customer base among major U.S. banks[5]

Mortgage Banking

- #2 in customer satisfaction for mortgage servicing by J.D. Power[6]

Card, Commerce Solutions & Auto

- #1 credit card issuer in the U.S. based on loans outstanding[7]
- #1 U.S. co-brand credit card issuer[8]
- #1 global Visa issuer[9]
- #1 wholly-owned merchant acquirer[10] with ~50% of U.S. eCommerce volume[11]

Headcount and expense

- Reduced expense by $0.5B in 1H15 YoY
- Total headcount[12] down ~6,000 YTD

FINANCIAL RESULTS

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JPMORGAN CHASE & CO.

F I N A N C I A L R E S U L T S Consumer & Community Banking Consumer & Business Banking Financial performance Key drivers $mm  Net income of $831mm, down 8% YoY and flat QoQ  Net revenue of $4.5B, down 3% YoY but up 3% QoQ  Expense of $3.1B, up 1% YoY and 3% QoQ  Average total deposits of $512.8B, up 9% YoY and 3% QoQ  Deposit margin of 1.92%, down 31 bps YoY and 7 bps QoQ  Record client investment assets of $221.5B, up 8% YoY and 1% QoQ  Average Business Banking loans up 6% YoY and 1% QoQ  Business Banking loan originations flat YoY and up seasonally 24% QoQ $ O/(U) 2Q15 1Q15 2Q14 Net interest income $2,619 $10 ($167) Noninterest revenue 1,864 115 42 Revenue 4,483 125 (125) Expense 3,056 98 30 Credit costs 68 8 2 Net income $831 $3 ($73) Key drivers/statistics ($B)1 EOP Equity $11.5 $11.5 $11.0 ROE 28% 28% 33% Average total deposits $512.8 $497.6 $471.6 Deposit margin 1.92% 1.99% 2.23% Client investment assets (EOP) $221.5 $219.2 $205.2 Net new investment assets 3.4 3.8 4.3 Business Banki g loa balances (Avg) 20.4 20.1 19.2 Business Ba king loan originations 1.9 1.5 1.9 1 Actual numbers for all periods, not over/(under) 6

Consumer & Community Banking

Mortgage Banking

$mm	2Q15	$ O/(U) 1Q15	$ O/(U) 2Q14
Net interest income	$1,056	$ –	$3
Noninterest revenue	777	84	(496)
Revenue	1,833	84	(493)
Expense	1,110	(109)	(196)
Net charge-offs[1]	81	(23)	(31)
Change in allowance	(300)	(200)	–
Credit costs	(219)	(223)	(31)
Net income	$584	$258	($149)

Key drivers/statistics ($B)[2]	2Q15	1Q15	2Q14
EOP equity	$16.0	$16.0	$18.0
ROE	14%	7%	16%
Mortgage originations[3]	$29.3	$24.7	$16.8
Average NCI[4] owned portfolio	152.6	141.6	131.5
EOP total loans serviced	917.0	924.3	980.4
ALL/nonaccrual loans retained[5]	35%	38%	38%
Net charge-off rate[1,5]	0.21	0.30	0.34

[1] Excludes purchased credit-impaired (PCI) write-offs of $55mm, $55mm, and $48mm for 2Q15, 1Q15, and 2Q14, respectively. See note 5 on slide 19
[2] Actual numbers for all periods, not over/(under)
[3] Firmwide mortgage origination volume was $31.7B, $26.6B, and $18.0B, for 2Q15, 1Q15 and 2Q14, respectively
[4] Non credit-impaired (NCI)
[5] Excludes the impact of PCI loans. The allowance for PCI loan losses was $3.2B, $3.3B and $3.7B at the end of 2Q15, 1Q15 and 2Q14, respectively. See note 5 on slide 19

Financial performance

- Net income of $584mm, down 20% YoY
- Revenue of $1.8B, down 21% YoY due to lower net servicing revenue and lower repurchase benefit, and up 5% QoQ on higher MSR revenue
- Expense of $1.1B, down 15% YoY and 9% QoQ
- Credit costs down $31mm YoY, driven by lower net charge-offs
  - Reserve release of $300mm in NCI[4] portfolio

Key drivers

- Mortgage originations of $29.3B, up 74% YoY and 19% QoQ
- Net charge-off rate[1] of 21bps, down 13bps YoY and 9bps QoQ
- Average NCI[4] owned portfolio of $152.6B, up 16% YoY and 8% QoQ
- EOP total loans serviced of $917.0B, down 6% YoY and 1% QoQ

FINANCIAL RESULTS

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JPMORGAN CHASE & CO.

Consumer & Community Banking

Card, Commerce Solutions & Auto

$mm		$ O/(U)	
	2Q15	1Q15	2Q14
Net interest income	$3,251	($52)	$40
Noninterest revenue	1,448	154	75
Revenue	4,699	102	115
Expense	2,044	31	(80)
Net charge-offs	878	(13)	(149)
Change in allowance	(25)	–	28
Credit costs	853	(13)	(121)
Net income	$1,118	$53	$259
EOP equity ($B)[1]	$18.5	$18.5	$19.0
ROE[1]	23%	22%	18%
Card Services – Key drivers/statistics ($B)[1]			
Average loans	$124.5	$125.0	$123.7
Sales volume[2]	125.7	112.8	118.0
Net revenue rate	12.35%	12.19%	12.23%
Net charge-off rate	2.61	2.62	2.88
30+ day delinquency rate	1.29	1.41	1.41
# of accounts with sales activity (mm)[2]	32.6	32.5	31.8
Commerce Solutions – Key drivers/statistics ($B)[1]			
Merchant processing volume	$234.1	$221.2	$209.0
# of total transactions (B)	10.1	9.8	9.3
Auto – Key drivers/statistics ($B)[1]			
Average loans and leased assets	$63.2	$61.9	$58.8
Loan and lease originations	7.8	7.3	7.1

Note: Commerce Solutions, formerly known as Merchant Services, includes Chase Paymentech, ChaseNet and Chase Offers businesses

[1] Actual numbers for all periods, not over/(under)

[2] Excludes Commercial Card

Financial performance

- Net income of $1.1B, up 30% YoY
- Revenue of $4.7B, up 3% YoY and 2% QoQ
- Expense of $2.0B, down 4% YoY due to lower legal expense
- Credit costs down 12% YoY, driven by lower net charge-offs

Key drivers

Card Services

- Average loans of $124.5B, up 1% YoY and flat QoQ
- Sales volume[2] of $125.7B, up 7% YoY and up seasonally 11% QoQ
- Net charge-off rate of 2.61%, down from 2.88% in the prior year and 2.62% in the prior quarter

Commerce Solutions

- Merchant processing volume of $234.1B, up 12% YoY and up seasonally 6% QoQ
- Transaction volume of 10.1B, up 9% YoY and up seasonally 3% QoQ

Auto

- Average loans and leased assets up 8% YoY and 2% QoQ
- Originations up 10% YoY and 7% QoQ

FINANCIAL RESULTS

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JPMORGAN CHASE & CO.

Corporate & Investment Bank[1]

$mm		$ O/(U)	
	2Q15	1Q15	2Q14
Corporate & Investment Bank revenue	$8,723	($859)	($542)
Investment banking revenue[2]	1,746	116	70
Treasury Services[3]	901	(29)	(23)
Lending[3]	302	(133)	(144)
Total Banking[2]	2,949	(46)	(97)
Fixed Income Markets[2]	2,931	(1,223)	(773)
Equity Markets[2]	1,576	(75)	333
Securities Services	995	61	(152)
Credit Adjustments & Other	272	424	147
Total Markets & Investor Services[2]	5,774	(813)	(445)
Expense	5,137	(520)	(921)
Credit costs	50	81	134
Net income	$2,341	($196)	$210
Key drivers/statistics ($B)[4]			
EOP equity	$62.0	$62.0	$61.0
ROE	14%	16%	13%
Overhead ratio	59	59	65
Comp/revenue	30	32	30
IB Fees	$1,825	$1,761	$1,773
EOP loans	103.8	102.6	108.8
Average client deposits	401.3	444.2	403.3
Assets under custody ($T)	20.5	20.6	21.7
ALL/EOP loans ex-conduits and trade[5,6]	1.73%	1.64%	1.80%
Net charge-off/(recovery) rate	(0.06)	(0.05)	(0.02)
Average VaR[7] ($mm)	$43	$43	$43

Note: Certain prior period amounts have been revised; see note 2 on slide 20
[1] See note 1 on slide 19
[2] Effective in the second quarter of 2015, Investment banking revenue (formerly Investment banking fees) incorporates all revenue associated with investment banking activities, and is reported net of investment banking revenue shared with other lines of business; previously such shared revenue had been reported in Fixed Income Markets and Equity Markets. Prior periods have been revised to conform with the current period presentation.
[3] Effective in the second quarter of 2015, Trade Finance revenue was transferred from Treasury Services to Lending. Prior periods have been revised to conform with the current period presentation.
[4] Actual numbers for all periods, not over/(under)
[5] ALL/EOP loans as reported was 1.12%, 1.06% and 1.11% for 2Q15, 1Q15, and 2Q14, respectively
[6] See note 6 on slide 19
[7] See note 3 on slide 20

Financial performance

- Net income of $2.3B on revenue of $8.7B
  - ROE of 14%
- Banking revenue
  - IB revenue of $1.7B, up 4% YoY with higher advisory fees and debt underwriting fees partially offset by lower equity underwriting fees
    - Ranked #1 in Global IB fees for 2Q15
  - Treasury Services revenue of $901mm, down 2% YoY
  - Lending revenue of $302mm, down 32% YoY, primarily driven by losses on securities received from restructurings
- Markets & Investor Services revenue
  - Markets revenue of $4.5B, down 1%[6] YoY, excluding business simplification and gain from the Markit IPO in 2Q14, primarily driven by:
    - Fixed Income Markets of $2.9B, down 10%[6] YoY, excluding business simplification and gain from the Markit IPO in 2Q14, primarily driven by continued weakness in Credit and Securitized Products as well as lower revenue in Currencies & Emerging Markets
    - Equity Markets of $1.6B, up 27% YoY, with strength across derivatives and cash
  - Securities Services revenue of $995mm, down 13% YoY
  - Credit Adjustments & Other gain of $272mm, primarily driven by DVA/FVA due to wider spreads
- Expense of $5.1B, down 15% YoY, driven by business simplification, lower legal expense and lower compensation expense

FINANCIAL RESULTS

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JPMORGAN CHASE & CO.

Commercial Banking[1]

$mm	2Q15	$ O/(U) 1Q15	2Q14
Revenue	$1,739	($3)	$8
Middle Market Banking[2]	688	11	(25)
Corporate Client Banking[2]	532	(32)	38
Commercial Term Lending	318	10	5
Real Estate Banking	117	1	(15)
Other	84	7	5
Expense	703	(6)	28
Credit costs	182	121	249
Net income	$525	($73)	($152)
Key drivers/statistics ($B)[3]			
EOP equity	$14.0	$14.0	$14.0
ROE	14%	17%	19%
Overhead ratio	40	41	39
Gross IB Revenue ($mm)	$589	$753	$481
Average loans	156.0	150.3	140.8
EOP loans	159.5	153.7	142.3
Average client deposits	197.0	210.0	200.0
Allowance for loan losses	2.7	2.5	2.6
Nonaccrual loans	0.4	0.3	0.4
Net charge-off/(recovery) rate[4]	(0.01)%	0.03%	(0.07)%
ALL/loans[4]	1.71	1.64	1.87

[1] See note 1 on slide 19
[2] Effective January 1, 2015, mortgage warehouse lending clients were transferred from Middle Market Banking to Corporate Client Banking. Prior period revenue, period-end loans, and average loans by client segment were revised to conform with current period presentation
[3] Actual numbers for all periods, not over/(under)
[4] Loans held-for-sale and loans at fair value were excluded when calculating the loan loss coverage ratio and net charge-off/(recovery) rate. See note 5 on slide 19
[5] CB's Commercial and Industrial (C&I) grouping is internally defined to include certain client segments (Middle Market, which includes Nonprofit Clients and Corporate Client Banking) and does not align with regulatory definitions
[6] CB's Commercial Real Estate (CRE) grouping is internally defined to include certain client segments (Real Estate Banking, Commercial Term Lending and Community Development Banking) and does not align with regulatory definitions

Financial performance

- Net income of $525mm, down 22% YoY and 12% QoQ
- Revenue of $1.7B, flat YoY and QoQ
  - Gross IB revenue up 22% YoY and down 22% QoQ following record performance in the first quarter
- Expense of $703mm, up 4% YoY, largely reflecting higher investment in controls
- Credit costs of $182mm
  - Net recovery rate of 0.01%, 10th consecutive quarter of single digit NCO rate or net recovery rate
  - Reserve build of $187mm driven by select downgrades
- EOP loan balances up 12% YoY and 4% QoQ
  - C&I[5] loans up 3% QoQ
  - CRE[6] loans up 5% QoQ
- Average client deposits of $197.0B, down 1% YoY and down 6% QoQ

FINANCIAL RESULTS

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JPMORGAN CHASE & CO.

F I N A N C I A L R E S U L T S 2Q15 1Q15 2Q14 Revenue $3,175 $170 $193 Global Investment Management 1,670 137 110 Global Wealth Management 1,505 33 83 Expense 2,406 231 344 Credit costs – (4) (1) Net income $451 ($51) ($118) Key drivers/statistics ($B)2 EOP equity $9.0 $9.0 $9.0 ROE 19% 22% 25% Pretax margin 24 27 31 Assets under management (AUM) $1,781 $1,759 $1,707 Client assets 2,423 2,405 2,473 Average loans 107.3 103.3 98.7 EOP loans 109.3 104.2 100.9 Average deposits 152.6 158.2 147.7 $ O/(U) Asset Management1 1 See note 1 on slide 19 2 Actual numbers for all periods, not over/(under) $mm Financial performance  Net income of $451mm, down 21% YoY and 10% QoQ  Revenue of $3.2B, up 6% YoY and 6% QoQ  Expense of $2.4B, up 17% YoY driven by legal expense and a loss from a held-for-sale asset  Record AUM of $1.8T, up 4% YoY and 1% QoQ  AUM net inflows for the quarter of $19B, driven by net inflows of $13B to long-term products and $6B to liquidity products  Client assets of $2.4T, up 1% QoQ  Record average loan balances of $107.3B, up 9% YoY and 4% QoQ  Average deposit balances of $152.6B, up 3% YoY and down 4% QoQ  Strong investment performance  78% of mutual fund AUM ranked in the 1st or 2nd quartiles over 5 years 11

Corporate[1]

$mm	2Q15	$ O/(U) 1Q15	2Q14
Treasury and CIO	($112)	$109	$196
Other Corporate[2]	552	273	137
Net income/(loss)	$440	$382	$333

[1] See note 1 on slide 19

[2] Effective with the first quarter of 2015, the Firm began including the results of Private Equity in the Other Corporate line within the Corporate segment. Prior period amounts have been revised to conform with the current period presentation. The Corporate segment's balance sheets and results of operations were not impacted by this reporting change

Financial performance

Treasury and CIO

- Treasury and CIO net loss of $112mm, compared to a net loss of $221mm in 1Q15

Other Corporate[2]

- Net income includes a benefit from discrete tax items

FINANCIAL RESULTS

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JPMORGAN CHASE & CO.

Outlook

Firmwide

- Expect YoY core loan[1] growth to continue at 10%+/-
- Expect 2H15 NCOs to be consistent with 1H15
- Expect FY2015 adjusted expense[2] of $57B+/-

Corporate & Investment Bank

- For 3Q15, expect business simplification to generate YoY negative variance in Markets revenue of 9%, with an associated reduction in expense
- Expect Treasury Services revenue to be $875mm+/- in each of the remaining quarters of 2015 as a result of transfer of Trade Finance revenues to Lending
- Expect Securities Services revenue to be $950mm-$1B in each of the remaining quarters of 2015, depending on seasonality

Consumer & Community Banking

- Expect Mortgage Banking noninterest revenue for FY2015 to be down ~$1B YoY on lower servicing revenue as well as lower repurchase benefits
- Expect Card Services revenue rate in 2015 to remain at the low end of the target range of 12-12.5%
- Expect Card Services FY2015 NCO rate to be slightly less than 2.5%

Commercial Banking

- Expect expense to be ~$720mm per quarter for the rest of the year

Asset Management

- Expect FY2015 pretax margin and ROE to be at the low end of TTC targets

[1] See note 1 on slide 20
[2] See note 4 on slide 19

FINANCIAL RESULTS

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JPMORGAN CHASE & CO.

Agenda Page F I N A N C I A L R E S U L T S 14 Appendix 14

A P P E N D I X Consumer credit – Delinquency trends1 Note: Home equity and prime mortgages exclude Asset Management, Corporate and government-insured loans 1 Excluding purchased credit-impaired and held-for-sale loans $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Jun-11 Dec-11 Jun-12 Dec-12 Jun-13 Dec-13 Jun-14 Dec-14 Jun-15 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Jun-11 Dec-11 Jun-12 Dec-12 Jun-13 Dec-13 Jun-14 Dec-14 Jun-15 Prime mortgage delinquency trend ($mm) Home equity delinquency trend ($mm) Subprime mortgage delinquency trend ($mm) Credit card delinquency trend ($mm) 30 – 149 day delinquencies 150+ day delinquencies 30 – 149 day delinquencies 150+ day delinquencies $0 $1,500 $3,000 $4,500 $6,000 $7,500 $9,000 $10,500 Jun-11 Dec-11 Jun-12 Dec-12 Jun-13 Dec-13 Jun-14 Dec-14 Jun-15 30+ day delinquencies 30-89 day delinquencies $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Jun-11 Dec-11 Jun-12 Dec-12 Jun-13 Dec-13 Jun-14 Dec-14 Jun-15 30 – 149 day delinquencies 150+ day delinquencies 15

A P P E N D I X Mortgage Banking and Card Services – Coverage ratios1 1 See note 7 on slide 19 2 Net charge-offs annualized (NCOs are multiplied by 4) 3 4Q10 adjusted net charge-offs for Mortgage Banking exclude a one-time $632mm adjustment related to the timing of when the Firm recognizes charge-offs on delinquent loans 4 2Q12 adjusted net charge-offs for Card Services were $1,254mm or 4.03%; excluding the effect of a change in charge-off policy for troubled debt restructurings, 2Q12 reported net charge-offs were $1,345mm or 4.32% 5 3Q12 adjusted net charge-offs for Mortgage Banking exclude the effect of an incremental $825mm of net charge-offs based on regulatory guidance 6 4Q12 adjusted net charge-offs for Mortgage Banking reflects a full quarter of normalized Chapter 7 Bankruptcy discharge activity, which exclude one-time adjustments related to the adoption of Chapter 7 Bankruptcy discharge regulatory guidance 7 4Q14 adjusted net charge-offs for Card Services were $797mm or 2.48% excluding losses from portfolio exits; 4Q14 reported net charge-offs were $858mm or 2.69% Mortgage Banking and Card Services credit data ($mm) O/(U) 2Q15 1Q15 2Q14 2Q14 Mortgage Banking (NCI) Net charge-offs $81 $104 $112 ($31) NCO rate 0.21% 0.30% 0.34% (13) bps Allowance for loan losses $1,788 $2,088 $2,388 ($600) ALL/annualized NCOs2 552% 502% 533% ALL/n naccrual loans retained 35% 38% 38% Card Services Net charge-offs $800 $789 $885 ($85) NCO rate 2.61% 2.62% 2.88% (27) bps Allowance for loan losses $3,434 $3,434 $3,594 ($160) ALL/annualized NCOs2 107% 109% 102% 2,081 1,385 1,224 1,169 1,080 952 901 877 808 697 599 534 452 293 206 168 177 112 81 113 104 81 4,512 3,721 3,133 2,671 2,226 1,810 1,499 1,390 1,386 1,254 1,116 1,097 1,082 1,014 892 891 888 885 798 797 789 800 $0 $1,000 $2,000 $3,000 $4,000 $5,000 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 Mortgage Banking Card Services NCOs ($mm) 3 4 5 6 7 16

A P P E N D I X 9,578 9,027 8,317 8,123 7,634 7,241 7,017 6,921 6,645 19,384 17,571 16,264 15,847 15,326 14,889 14,185 14,065 13,915 2Q15 1Q15 2Q14 Consumer, ex. credit card LLR/Total loans 1.20% 1.39% 1.68% LLR/NPLs 57 58 58 Credit Card LLR/Total loans 2.75% 2.84% 2.86% Wholesale LLR/Total loans 1.18% 1.13% 1.24% LLR/NPLs 457 540 549 Firmwide LLR/Total loans 1.45% 1.52% 1.69% LLR/NPLs (ex. credit card) 109 106 105 LLR/NPLs 161 156 152 Firmwide – Coverage ratios1  $13.9B of loan loss reserves at June 30, 2015, down $1.4B from $15.3B in the prior year, reflecting improved portfolio credit quality  Nonperforming loan loss coverage ratio (ex. credit card) of 109%1 1 See note 5 on slide 19 Comments JPM Credit Summary $mm Loan loss reserve Nonperforming retained loans Loan loss reserve/Total loans1 Loan loss reserve/NPLs1 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 0% 100% 200% 300% 400% 500% 600% 17

IB League Tables

League table results – wallet share

	1H15		FY2014	
	Rank	Share	Rank	Share
Based on fees [1]:				
Global Debt, Equity & Equity-related	**1**	**8.0 %**	**1**	**7.6%**
U.S. Debt, Equity & Equity-related	1	11.8 %	1	10.7%
Global Long-term Debt[2]	**1**	**8.6 %**	**1**	**8.0%**
U.S. Long-term Debt	1	11.7 %	1	11.6%
Global Equity & Equity-related[3]	**2**	**7.4 %**	**3**	**7.1%**
U.S. Equity & Equity-related	1	12.0 %	2	9.6%
Global M&A[4]	**2**	**8.9 %**	**2**	**8.0%**
U.S. M&A	2	10.4 %	2	9.8%
Global Loan Syndications	**1**	**8.5 %**	**1**	**9.3%**
U.S. Loan Syndications	1	11.2 %	1	13.1%
Global IB fees[1,5]	**1**	**8.3 %**	**1**	**8.1%**

League table results – volumes

	1H15		FY2014	
	Rank	Share	Rank	Share
Based on volumes [6]:				
Global Debt, Equity & Equity-related	**1**	**7.3 %**	**1**	**6.8%**
U.S. Debt, Equity & Equity-related	1	12.3 %	1	11.8%
Global Long-term Debt[2]	**1**	**7.3 %**	**1**	**6.7%**
U.S. Long-term Debt	1	11.7 %	1	11.3%
Global Equity & Equity-related[3]	**2**	**7.6 %**	**3**	**7.5%**
U.S. Equity & Equity-related	1	13.7 %	2	11.0%
Global M&A Announced[4]	**3**	**24.4 %**	**2**	**20.5%**
U.S. M&A Announced	3	29.6 %	3	25.2%
Global Loan Syndications	**1**	**11.1 %**	**1**	**12.3%**
U.S. Loan Syndications	1	16.5 %	1	19.0%

Source: Wallet from Dealogic Media Manager Cortex as of July 1, 2015 and volumes from Dealogic Analytics as of June 30, 2015

[1] Reflects ranking of revenue wallet and market share

[2] Long-term debt rankings include investment-grade, high-yield, supranational, sovereigns, agencies, covered bonds, asset-backed securities ("ABS") and mortgage-backed securities ("MBS"); and exclude money market, short-term debt and U.S. municipal securities

[3] Global Equity and equity-related ranking includes rights offerings and Chinese A-Shares

[4] M&A and Announced M&A reflects the removal of any withdrawn transactions. U.S. announced M&A volumes represent any U.S. involvement ranking. U.S. M&A revenue wallet represents wallet from client parents based in the U.S.

[5] Global Investment Banking revenue wallet rankings exclude money market, short-term debt and shelf deals

[6] Rankings reflect transaction volume rank and market share. Global announced M&A is based on transaction value at announcement; because of joint M&A assignments, M&A market share of all participants will add up to more than 100%. All other transaction volume-based rankings are based on proceeds, with full credit to each book manager/equal if joint

APPENDIX

18

JPMorgan Chase & Co.

A P P E N D I X Notes on non-GAAP financial measures 1. In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results, including the overhead ratio, and the results of the lines of business on a “managed” basis, which is a non-GAAP financial measure. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the business segments) on a fully taxable-equivalent (“FTE”) basis. Accordingly, revenue from investments that receive tax credits and tax exempt securities is presented in the managed results on a basis comparable to taxable securities and investments. This non- GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business. 2. Tangible common equity (“TCE”), return on tangible common equity (“ROTCE”) and tangible book value per share (“TBVPS”), are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s earnings as a percentage of TCE. TBVPS represents the Firm’s tangible common equity divided by period-end common shares. TCE, ROTCE, and TBVPS are meaningful to the Firm, as well as investors and analysts, in assessing the Firm’s use of equity. 3. Common equity Tier 1 (“CET1”) capital, Tier 1 capital, Total capital, risk-weighted assets (“RWA”) and the CET1, Tier 1 capital and total capital ratios and the supplementary leverage ratio (“SLR”) under the Basel III Fully Phased-In rules are each non-GAAP financial measures. These measures are used by management, bank regulators, investors and analysts to assess and monitor the Firm’s capital position. For additional information on these measures, see Regulatory capital on pages 146- 153 of JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2014, and on page 55-61 of the Firm’s Form 10-Q for the quarter ended March 31, 2015. 4. Adjusted expense and adjusted overhead ratio are each non-GAAP financial measures, and exclude Firmwide legal expense ($291mm in the second quarter of 2015). Management believes this information helps investors understand the effect of these items on reported results and provides an alternate presentation of the Firm’s performance. 5. The ratios of the allowance for loan losses to end-of-period loans retained and allowance for loan losses to nonperforming loans exclude the following: loans accounted for at fair value and loans held-for-sale; purchased credit-impaired (“PCI”) loans; and the allowance for loan losses related to PCI loans. Additionally, net charge-offs and net charge-off rates exclude the impact of PCI loans. 6. The CIB provides certain non-GAAP financial measures, as such measures are used by management to assess the underlying performance of the business and for comparability with peers:  The ratio of the allowance for loan losses to end-of-period loans is calculated excluding the impact of consolidated Firm-administered multi-seller conduits and trade finance loans, to provide a more meaningful assessment of CIB’s allowance coverage ratio.  Within Markets & Investor Services revenue, the change in Markets revenue and Fixed Income Markets revenue excludes the decline related to business simplification and gain from Markit IPO 7. Net charge-offs for Mortgage Banking and Card Services may be adjusted for significant items, as indicated. These adjusted charge-offs are non-GAAP financial measures used by management to facilitate comparisons with prior periods. Notes 19

Notes

8. The Firm presents pretax income, net income (assumes a tax rate of 38% for items that are tax deductible) and earnings per share excluding certain notable items. These measures should be viewed in addition to, and not as a substitute for, the Firm's reported results. Management believes this information helps investors understand the effect of these items on reported results and provides an additional presentation of the Firm's performance. The table below provides a reconciliation of reported results to these non-GAAP financial measures:

Reconciliation of reported to adjusted results

Three months ended June 30, 2015 (in millions, except per share)	Pretax income	Net income	EPS
Reported results	$ 8,377	$ 6,290	$ 1.54
Adjustments:			
Firmwide legal expense	291	211	0.06
Consumer loan loss reserve releases	(325)	(202)	(0.05)
Credit adjustments & other	(272)	(169)	(0.04)
Wholesale credit reserve builds	252	156	0.04
Discrete tax items	-	(331)	(0.09)
Total adjustments	(54)	(335)	(0.08)
Adjusted results	**$ 8,323**	**$ 5,955**	**$ 1.46**

Additional notes on financial measures

1. Core loans include loans considered central to the Firm's ongoing businesses; core loans exclude runoff portfolios, discontinued portfolios and portfolios the Firm has an intent to exit.

2. Effective January 1, 2015, the Firm adopted new accounting guidance for investments in affordable housing projects that qualify for the low-income housing tax credit. The guidance was required to be applied retrospectively and accordingly, certain prior period amounts have been revised to conform with the current period presentation. For further discussion, see page 2 of the Earnings Release Financial Supplement.

3. As part of the Firm's continuous evaluation and periodic enhancement of its VaR model calculations, during the second quarter of 2015, the Firm refined the historical proxy time series inputs to the VaR models to more appropriately reflect the risk exposure from certain asset backed products. The new proxy time series most significantly affected the VaR models related to CIB, and, in particular, Fixed Income VaR. The Firm preliminarily estimates that, based on its initial analysis using a very limited sampling of days, had these new time series been used as inputs into the VaR models in the first quarter of 2015, the reduction to average Fixed Income VaR would have resulted in average CIB VaR to be reduced by approximately 10%; periods prior to the 2015 first quarter were not affected by this refinement. The Firm continues to conduct its analysis of the impact on 2015 first quarter VaR of the new proxy time series.

APPENDIX

20

JPMORGAN CHASE & CO.

A P P E N D I X Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & Co.’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2014, and Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, which have been filed with the Securities and Exchange Commission and are available on JPMorgan Chase & Co.’s website (http://investor.shareholder.com/jpmorganchase), and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. 21